   As filed with the Securities and Exchange Commission on December 4, 2007

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                             INVESTMENT COMPANIES

                  Investment Company Act file number 811-3023

                                  FORUM FUNDS
                              Two Portland Square
                             Portland, Maine 04101
                                 207-879-1900

                 Simon D. Collier, Principal Executive Officer
                              Two Portland Square
                             Portland, Maine 04101
                                 207-553-7110

                     Date of fiscal year end: September 30

        Date of reporting period: October 1, 2006 - September 30, 2007

ITEM 1. REPORT TO STOCKHOLDERS.

Annual Report
September 30, 2007

[LOGO]
STEEPLE VIEW FUND/R/

Table of Contents


          A Message to Our Shareholders..........................  1

          Performance Chart and Analysis.........................  4

          Schedule of Investments................................  5

          Statement of Assets and Liabilities....................  6

          Statement of Operations................................  7

          Statements of Changes in Net Assets....................  8

          Financial Highlights...................................  9

          Notes to Financial Statements.......................... 10

          Report of Independent Registered Public Accounting Firm 13

          Additional Information (Unaudited)..................... 14

                                                               STEEPLEVIEW FUND
                                                  A MESSAGE TO OUR SHAREHOLDERS
                                                             SEPTEMBER 30, 2007

We are pleased to present the SteepleView Fund Annual Report for the period from October 1, 2006 through September 30, 2007. What follows is a description of market actions and portfolio decisions we made for the Fund during this time period.

              "IN THE SHORT RUN, THE MARKET IS A VOTING MACHINE,
                BUT IN THE LONG RUN IT IS A WEIGHING MACHINE."

                                             -- Benjamin Graham, THE
                                              INTELLIGENT INVESTOR

This year for the SteepleView Fund was decent, but not great. We at Grisanti Brown & Partners (the adviser to the SteepleView Fund) want you to know that we have high expectations and take a long-term view with the concentrated portfolio in the Fund. By the end of September 2007, the heavy weighting in the financial stocks weighed down otherwise strong performance of the infrastructure and energy-related stocks. For reasons set forth in more detail below, we believe that the financial stocks - most at ten-year-low valuations - will be strong performers in the year ahead. They have all reacted quite positively to the recent moves by the Federal Reserve to lower short-term interest rates. We are pleased to offer this review of the past year and our explanation of how we have invested in companies that are both promising and inexpensive.

THE MORTGAGE SCARE

It is said that the market is driven alternatively by Greed and by Fear. If that is the case, after sleeping peacefully in the backseat for more than four years, in the third quarter of 2007 Fear woke up, knocked Greed on the head, and grabbed the wheel. Awakening Fear is caused by an increased awareness of the possibility of loss. This is the normal process of market cycles, as investors have more and more fun, skating out onto thinner and thinner ice. The first cracks go unheard, and then someone falls through.

The problem with the third quarter of 2007 was that the ice kept breaking in places that were unexpected. Wall Street houses, insurance companies, British banks, and (we suspect) many hedge funds will be the surprise losers in this global game of "Time Bomb". It is a game in which a complex debt security - one which ultimately relies on subprime residential mortgages for its source of repayment - blows up, and the final holder is the loser.

In previous mortgage crises, the most recent one having occurred in 1991, mortgages never really strayed too far from the home they "liened" on. Local financial institutions such as savings and loans or regional banks bore the brunt of the losses. Recall the terrible state of New England banks in the early 1990s. Now, thanks to Wall Street's matchless combination of innovation and greed, mortgage risk has been repackaged a dozen different ways, and is spread all over the globe./1/ The advantage to the current structure is that the financial institutions in one region of the United States do not bear the entire burden of a weakening local housing market. The disadvantage is that, because of the aforementioned advantage, those institutions continue to make loans they probably should not have made, with the knowledge that they can turn around and sell them all over the globe. (More accurately, they can turn around and sell them to Bear Stearns, and Bear Stearns can sell them all over the globe.) As a rule, the greater the distance between those that initially ASSESS the risk and those that end up BEARING the risk, the more chance that the risk gets WRONGLY assessed. Investors being who they are, in good times such a risk will be UNDER-estimated, and indeed it was.

The third quarter of 2007 was dreadful for a lot of people. It was terrible if you were in the credit markets; or if you owned equities that had financial exposure of any kind. It was rotten if you were a depositor in the wrong English bank; if you were trying to buy your first home and could no longer get a mortgage at any interest rate; or if you were a homebuilder trying to sell a home out of your ballooning inventory. Finally, it was no fun if you were Federal Reserve Chairman Benjamin Bernanke trying to balance a burgeoning mortgage crisis with inflation concerns, while living in the shadow of Alan Greenspan's 'I-told-you-so' book at the same time.

PORTFOLIO REVIEW

The third quarter of 2007 was not a particularly pleasant one for shareholders of the Fund either. While the Fund was up 12.20% for the past year, it suffered in the quarter, pulled lower by financial stocks that are selling at their cheapest levels in 16 years. The Benjamin Graham quote at the top of the letter speaks to the difference between short-term emotional trading (the voting machine) and long-term value creation (the weighing machine). Our investment style is based on the premise that long-term capital appreciation is what matters, and that is best achieved by buying those well run companies that are out of favor and


------------------
/1/ In one of many examples, in August the Bank of China created a scare when it reported that it held nearly $10 billion of securities backed by U.S. mortgages, the most of any Asian bank.

STEEPLEVIEW FUND
A MESSAGE TO OUR SHAREHOLDERS
SEPTEMBER 30, 2007

holding them until the sun shines again on their long-term promise and profitability. Sometimes that happens quickly, but often our investments are subject to the vagaries of the panic-motivated voting machine before they can prove their ultimate value. This past quarter, the voting machine decided that almost any financial stock ought to be worth considerably less than it was at the beginning of July.

Sometimes bigger is better. Over the past year, Fund performance benefited from two stocks that build really big things, like power plants, ports and refineries. FOSTER WHEELER was up over 135% in the past year. The earnings estimates have also risen dramatically, and the stock, while not the bargain it once was, remains relatively inexpensive on a forward-looking earnings basis. The company builds power facilities, mostly overseas, and the ever-increasing global craving for energy is creating tremendous demand for its services. In the same neighborhood, one of the Fund's new purchases during the past fiscal year, KBR (formerly known as Kellogg, Brown & Root), also provides engineering and construction services to large customers in the energy industry. The stock was spun out of Halliburton in the first quarter, which is when the Fund started accumulating it, and is up over 77% since the initial purchase in March 2007. We continue to believe that low energy and electricity prices for the last two decades have led to serious underinvestment in infrastructure, both in the United States and around the world. Demand will continue to rise as the worldwide economy improves, and we believe, to borrow the phrase of General Electric's CEO Jeff Immelt, the markets are in the early innings of a long-term infrastructure play. We continue to analyze several other companies that will benefit from this trend.

Besides the lethargic financial sector, two other stocks that negatively impacted performance during the past year were Level 3 Communications and YRC Worldwide. Level 3 owns and operates one of the world's largest internet communications systems. The stock has been down recently due to concerns regarding core revenue guidance. We still feel that the end markets the company is attached to are very strong and the revenue concerns will be alleviated. YRC Worldwide is a trucker of industrial, commercial, and retail goods in the United States and internationally. The freight environment has been challenging for the past 12 months. The company plans to decrease the number of service centers by approximately 10% to further optimize their network. In our opinion, this restructuring opportunity could be sizeable and the stock is just too cheap. Shares of YRC Worldwide are trading at less than eight times earnings, about 35% below its average valuation.

Companies in a mostly efficient marketplace generally do not fall out of favor for frivolous reasons. Currently, financial stocks are suffering because there are serious issues in the housing sector. Financials represent a third of the Fund's holdings, but more than half of this investment is in insurance and asset management, not lenders. And of course two-thirds of the portfolio remains outside the financial sector. Yet with proper research this is the atmosphere in which to find excellent companies at discounted prices. Our goal is to produce superior returns over the long term, and while we do not like to underperform in any given period, we are neither surprised nor worried.

We cannot promise that this coming quarter will be wonderful, but we can assure you that we have not changed our goal of delivering superior returns by picking out of favor stocks. In closing, we remember another quote by Benjamin Graham, father of value investing: "It would be rather strange - with all the brains at work professionally in the stock market - there could be approaches that are both sound and unpopular. Yet our career and reputation have been built on this unlikely fact."

       /s/                             /s/
          Christopher C. Grisanti                Vance C. Brown
             Portfolio Manager                 Portfolio Manager
       /s/
                                 Jared S. Leon
                               Portfolio Manager

        GRISANTI BROWN & PARTNERS LLC - ADVISER TO THE STEEPLEVIEW FUND

                                                               STEEPLEVIEW FUND
                                                  A MESSAGE TO OUR SHAREHOLDERS
                                                             SEPTEMBER 30, 2007


THE VIEWS PRESENTED IN THE LETTER WERE THOSE OF THE FUND MANAGERS AS OF SEPTEMBER 30, 2007 AND MAY NOT REFLECT THEIR VIEWS ON THE DATE THIS LETTER IS FIRST PUBLISHED OR AT ANYTIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST THE SHAREHOLDERS IN UNDERSTANDING THEIR INVESTMENT IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE. NONE OF THE INFORMATION PRESENTED SHOULD BE CONSTRUED AS AN OFFER TO SELL OR RECOMMENDATION OF ANY SECURITY MENTIONED HEREIN.

INVESTMENTS IN SMALLER COMPANIES GENERALLY CARRY GREATER RISK THAN IS CUSTOMARILY ASSOCIATED WITH LARGER COMPANIES FOR VARIOUS REASONS SUCH AS NARROWER MARKETS, LIMITED FINANCIAL RESOURCES AND LESS LIQUID STOCK. AS A NON-DIVERSIFIED FUND, THE FUND MAY FOCUS A LARGER PERCENTAGE OF ITS ASSETS IN THE SECURITIES OF FEWER ISSUERS. CONCENTRATION OF THE FUND IN A LIMITED NUMBER OF SECURITIES EXPOSES THE FUND TO GREATER MARKET RISK THAN IF ITS ASSETS WERE DIVERSIFIED AMONG A GREATER NUMBER OF ISSUERS.

STEEPLEVIEW FUND
PERFORMANCE CHART AND ANALYSIS
SEPTEMBER 30, 2007

The graph and table reflect the change in value of a hypothetical $250,000 investment in the SteepleView Fund (the "Fund"), including reinvestment of dividends and distributions, compared with a broad-based securities market index, since inception. The S&P 500 Index (the "Index") is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. The total return of the Fund includes operating expenses that reduce returns, while the total return of the Index does not include expenses. The Fund is professionally managed while the index is unmanaged and is not available for investment.

PAST PERFORMANCE IS NOT PREDICTIVE OF, NOR A GUARANTEE OF FUTURE RESULTS. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS STATED IN THE CURRENT PROSPECTUS, THE FUND'S PROJECTED ANNUAL OPERATING EXPENSE RATIO (GROSS) IS 1.67%. HOWEVER THE FUND'S ADVISER HAS AGREED TO VOLUNTARILY WAIVE A PORTION OF ITS FEES AND/OR REIMBURSE CERTAIN EXPENSES SUCH THAT TOTAL OPERATING EXPENSE RATIO DOES NOT EXCEED 0 .99%. VOLUNTARY FEE WAIVERS AND EXPENSE REIMBURSEMENTS MAY BE REDUCED OR ELIMINATED AT ANY TIME. DURING THE PERIOD, CERTAIN FEES WERE WAIVED AND /OR EXPENSES REIMBURSED; OTHERWISE, RETURNS WOULD HAVE BEEN LOWER. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. FOR MOST RECENT MONTH END PERFORMANCE, PLEASE CALL (866) SPL-VIEW.

         Total Return as of 9/30//07 One Year Since Inception 10/21/05
         --------------------------- -------- ------------------------
              SteepleView Fund        12.20%           12.37%
              S&P 500 Index           16.44%           16.38%

                      Investment Value on 9/30/07
                      ---------------------------
                           SteepleView Fund       $313,537
                           S&P 500 Index           335,690

                         [CHART]

    Date          SteepleView Fund        S&P 500 Index
    ----          ----------------        -------------
10/21/2005            $250,000              $250,000
10/31/2005             251,250               255,878
11/30/2005             262,000               265,556
12/31/2005             262,694               265,647
 1/31/2006             276,454               272,682
 2/28/2006             271,700               273,422
 3/31/2006             272,451               276,826
 4/30/2006             275,703               280,543
 5/31/2006             266,196               272,468
 6/30/2006             264,695               272,838
 7/31/2006             262,444               274,521
 8/31/2006             272,451               281,053
 9/30/2006             279,456               288,295
10/31/2006             288,213               297,690
11/30/2006             296,218               303,351
12/31/2006             305,761               307,606
 1/31/2007             311,029               312,258
 2/28/2007             302,500               306,150
 3/31/2007             300,995               309,575
 4/30/2007             316,547               323,287
 5/31/2007             336,112               334,569
 6/30/2007             328,336               329,010
 7/31/2007             310,527               318,809
 8/31/2007             309,524               323,588
 9/30/2007             313,537               335,690

                                                               STEEPLEVIEW FUND
                                                        SCHEDULE OF INVESTMENTS
                                                             SEPTEMBER 30, 2007

             SHARES         SECURITY DESCRIPTION           VALUE
            -------- ---------------------------------- -----------
            COMMON STOCK 93.8%

            CAPITAL GOODS 18.0%
              29,200 Foster Wheeler, Ltd. (a)           $ 3,833,376
              65,850 Honeywell International, Inc.        3,916,100
              88,900 KBR, Inc. (a)                        3,446,653
                                                        -----------
                                                         11,196,129
                                                        -----------

            CONSUMER DISCRETIONARY 6.0%
              83,700 American Standard Cos., Inc.         2,981,394
              15,800 Wabco Holdings, Inc.                   738,650
                                                        -----------
                                                          3,720,044
                                                        -----------

            CONSUMER STAPLES 13.7%
             100,100 Archer-Daniels-Midland Co.           3,311,308
             111,025 Comcast Corp., Class A (a)           2,684,584
             138,150 Time Warner, Inc.                    2,536,434
                                                        -----------
                                                          8,532,326
                                                        -----------

            DIVERSIFIED FINANCIAL SERVICES 17.5%
              46,300 Citigroup, Inc.                      2,160,821
              54,600 Fannie Mae                           3,320,226
              52,250 JPMorgan Chase & Co.                 2,394,095
              35,500 Legg Mason, Inc.                     2,992,295
                                                        -----------
                                                         10,867,437
                                                        -----------

            ENERGY 5.9%
             108,350 Williams Cos., Inc.                  3,690,401
                                                        -----------

            INSURANCE 13.9%
              38,500 ACE, Ltd.                            2,331,945
              70,100 American International Group, Inc.   4,742,265
              24,900 AMBAC Financial Group, Inc.          1,566,459
                                                        -----------
                                                          8,640,669
                                                        -----------

            TECHNOLOGY 8.4%
              57,600 Hewlett-Packard Co.                  2,867,904
              79,550 Microsoft Corp.                      2,343,543
                                                        -----------
                                                          5,211,447
                                                        -----------

            TELECOMMUNICATIONS 4.0%
             530,400 Level 3 Communications, Inc. (a)     2,466,360
                                                        -----------

            TRANSPORTATION 2.3%
              52,500 YRC Worldwide, Inc. (a)              1,434,300
                                                        -----------

            UTILITIES 4.1%
             277,000 Dynegy, Inc., Class A (a)            2,559,480
                                                        -----------
            Total Common Stock (Cost $51,308,927)        58,318,593
                                                        -----------

      PRINCIPAL              SECURITY DESCRIPTION                VALUE
      ---------- -------------------------------------------- -----------
      SHORT-TERM INVESTMENT 6.6%

      MONEY MARKET DEPOSIT ACCOUNT 6.6%
      $4,116,246 Citibank Money Market Deposit Account, 4.72%
                 (Cost $4,116,246)                            $ 4,116,246
                                                              -----------
      Total Investments - 100.4%                               62,434,839
                 (Cost $55,425,173)*
      Other Assets and Liabilities, Net - (0.4)%                 (272,680)
                                                              -----------
      TOTAL NET ASSETS - 100.0%                               $62,162,159
                                                              ===========

------------------
(a)Non-income producing security.
* Cost for Federal income tax purposes is $55,482,489 and net unrealized appreciation (depreciation) consists of:

            Gross Unrealized Appreciation              $ 9,104,362
            Gross Unrealized Depreciation               (2,152,012)
                                                       -----------
            Net Unrealized Appreciation (Depreciation) $ 6,952,350
                                                       ===========

                                [CHART]

Capital Goods                                                    18.0%
Diversified Financial Services                                   17.5%
Insurance                                                        13.9%
Consumer Staples                                                 13.7%
Technology                                                        8.4%
Short-Term Investment and Net Other Assets and Liabilities        6.2%
Consumer Discretionary                                            6.0%
Energy                                                            5.9%
Utilities                                                         4.1%
Telecommunications                                                4.0%
Transportation                                                    2.3%


                     See Notes to Financial Statements. 5

STEEPLEVIEW FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2007

ASSETS
    Total investments, at value (Cost $55,425,173)                     $62,434,839
    Receivables:
       Dividends and interest                                               37,406
    Prepaid expenses                                                        10,839
                                                                       -----------
Total Assets                                                            62,483,084
                                                                       -----------

LIABILITIES
    Payables:
       Fund shares redeemed                                                237,313
    Accrued Liabilities:
       Investment adviser fees                                              26,347
       Trustees' fees and expenses                                              45
       Compliance services fees                                              2,813
       Other                                                                54,407
                                                                       -----------
Total Liabilities                                                          320,925
                                                                       -----------

NET ASSETS                                                             $62,162,159
                                                                       ===========

NET ASSETS REPRESENT
    Paid-in capital                                                    $53,457,835
    Accumulated net investment income (loss)                               276,952
    Accumulated net realized gain (loss) on investments                  1,417,706
    Net unrealized appreciation on investments                           7,009,666
                                                                       -----------

NET ASSETS                                                             $62,162,159
                                                                       ===========

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   Based on net assets of $62,162,159 and 4,973,999 shares outstanding
   (unlimited shares authorized)                                       $     12.50
                                                                       ===========

                     6   See Notes to Financial Statements.

                                                               STEEPLEVIEW FUND
                                                        STATEMENT OF OPERATIONS
                                                  YEAR ENDED SEPTEMBER 30, 2007

INVESTMENT INCOME
    Dividend income                                                      $  983,316
    Interest income                                                          88,658
                                                                         ----------
Total Investment Income                                                   1,071,974
                                                                         ----------

EXPENSES
    Investment adviser fees                                                 566,407
    Administrator fees                                                       98,948
    Accountant fees                                                          35,838
    Transfer agency fees                                                     28,692
    Professional fees                                                        42,639
    Custodian fees                                                           12,360
    Registration fees                                                        17,465
    Trustees' fees and expenses                                               2,874
    Compliance services fees                                                 33,997
    Amortization of offering cost                                             2,163
    Miscellaneous expenses                                                   30,775
                                                                         ----------
Total Expenses                                                              872,158
    Fees waived                                                            (129,710)
                                                                         ----------
Net Expenses                                                                742,448
                                                                         ----------

NET INVESTMENT INCOME (LOSS)                                                329,526
                                                                         ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    Net realized gain (loss) on investments                               1,611,805
    Net change in unrealized appreciation (depreciation) on investments   4,965,404
                                                                         ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                    6,577,209
                                                                         ----------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                        $6,906,735
                                                                         ==========

                     See Notes to Financial Statements. 7

STEEPLEVIEW FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                               OCTOBER 21, 2005 (A)
                                                                                YEAR ENDED           THROUGH
                                                                            SEPTEMBER 30, 2007  SEPTEMBER 30, 2006
                                                                            ------------------ --------------------
OPERATIONS:
    Net investment income (loss)                                               $    329,526        $   108,181
    Net realized gain (loss) on investments                                       1,611,805           (194,099)
    Net change in unrealized appreciation (depreciation) on investments           4,965,404          2,044,262
                                                                               ------------        -----------
Net Increase (Decrease) in Net Assets from Operations                             6,906,735          1,958,344
                                                                               ------------        -----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                                                          (151,820)            (8,935)
                                                                               ------------        -----------

CAPITAL SHARE TRANSACTIONS:
    Sale of shares                                                               13,589,370         54,775,568
    Reinvestment of distributions                                                   141,483              8,862
    Redemption of shares                                                        (11,248,332)        (3,809,116)
                                                                               ------------        -----------
Increase (Decrease) from Capital Transactions                                     2,482,521         50,975,314
                                                                               ------------        -----------
Increase (Decrease) in Net Assets                                                 9,237,436         52,924,723
                                                                               ------------        -----------

NET ASSETS:
    Beginning of period                                                          52,924,723                  -
                                                                               ------------        -----------
    End of period (including accumulated net investment income of $276,952
       and $99,246)                                                            $ 62,162,159        $52,924,723
                                                                               ============        ===========

SHARES ISSUED & REDEEMED
    Sale of shares                                                                1,125,050          5,097,710
    Reinvestment of distributions                                                    11,606                844
    Redemption of shares                                                           (900,806)          (360,405)
                                                                               ------------        -----------
Increase (Decrease) in Shares                                                       235,850          4,738,149
                                                                               ============        ===========

------------------
(a)Commencement of operations.

                     8   See Notes to Financial Statements.

                                                               STEEPLEVIEW FUND
                                                           FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding of the Fund throughout each period.

                                                                          OCTOBER 21, 2005 (A)
                                                           YEAR ENDED           THROUGH
                                                       SEPTEMBER 30, 2007  SEPTEMBER 30, 2006
                                                       ------------------ --------------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $ 11.17             $ 10.00
                                                            -------             -------

OPERATIONS
Net investment income (loss) (b)                               0.07                0.04
Net realized and unrealized gain (loss) on investments         1.29                1.14
                                                            -------             -------
Total from Investment Operations                               1.36                1.18
                                                            -------             -------

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income                                         (0.03)              (0.01)
                                                            -------             -------

NET ASSET VALUE, END OF PERIOD                              $ 12.50             $ 11.17
                                                            =======             =======

TOTAL RETURN (c)                                              12.20%              11.78%

RATIO/SUPPLEMENTARY DATA:
Net Assets at End of Period (000's omitted)                 $62,162             $52,925
Ratios to average net assets (d):
    Net expenses                                               1.19%               1.50%
    Gross expenses (e)                                         1.40%               1.82%
    Net investment income (loss)                               0.53%               0.35%

PORTFOLIO TURNOVER RATE (c)                                      58%                 50%

------------------
(a)Commencement of operations.
(b)Calculated based on average shares outstanding during the period.
(c)Not annualized for periods less than one year.
(d)Annualized for periods less than one year.
(e)Reflects the expense ratio excluding any waivers and/or reimbursements.

                     See Notes to Financial Statements. 9

STEEPLEVIEW FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2007

NOTE 1. ORGANIZATION

The SteepleView Fund (the "Fund"), is a non-diversified series of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the "Act"), as amended. The Trust currently has twenty-seven investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value. The Fund commenced operations on October 21, 2005. The Fund seeks capital appreciation, primarily through the purchase of U.S. equity securities, with an emphasis on absolute (positive) returns without regard to a specific benchmark.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION - Exchange traded securities and over-the-counter securities are valued using the last sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are available are generally valued at the mean of the current bid and asked prices provided by independent pricing services. Short-term investments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the Adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an investment may differ from the security's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value ("NAV") than a NAV determined by using market quotes.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND REALIZED GAIN AND LOSS - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Identified cost of investments sold is used to determine the gain and loss for both financial statement and Federal income tax purposes.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

FEDERAL TAXES - The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income and capital gains, if any, the Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

INCOME AND EXPENSE ALLOCATION - The Trust accounts separately for the assets, liabilities and operations of each of its series. Expenses that are directly attributable to more than one series are allocated among the respective series in an equitable manner.

OFFERING COSTS - Offering costs are capitalized and amortized over twelve months. As of September 30,2007, offering cost were fully amortized.

NEW ACCOUNTING PRONOUNCEMENTS - In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES--AN INTERPRETATION OF FAS 109 ("FIN 48") which is effective for

                                                               STEEPLEVIEW FUND
                                                  NOTES TO FINANCIAL STATEMENTS
                                                             SEPTEMBER 30, 2007

fiscal years beginning after December 15, 2006, and is to be applied to all open tax years no later than June 30, 2007. FIN 48 prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets and results of operations.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 FAIR VALUE MEASUREMENTS ("SFAS 157"), which is effective for fiscal years beginning after November 15, 2007 and for interim periods within those fiscal years. SFAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. Management has recently begun to evaluate the application of SFAS 157, and has not at this time determined the impact, if any, resulting from the adoption on the Fund's financial statements.

NOTE 3. ADVISORY FEES AND OTHER TRANSACTIONS

INVESTMENT ADVISER - Grisanti Brown & Partners LLC (the "Adviser") is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund. Effective March 1, 2007 the advisory fee was reduced from 1.00% to 0.85%. For the period October 1, 2006 through February 28, 2007 the advisory fee was 1.00% of the Fund's average daily net assets.

DISTRIBUTION - Foreside Fund Services, LLC serves as the Fund's distributor (the "Distributor"). The Distributor is not affiliated with the Adviser, Citigroup Fund Services, LLC ("Citigroup") or its affiliated companies. The Fund has adopted a distribution plan in accordance with Rule 12b-1 of the Act. The Fund pays the Distributor and any other entity as authorized by the Board a fee of 0.25% of the average daily net assets. The Fund has temporarily suspended making any payments under the Rule 12b-1 plan. The Fund may remove the suspension and make payments under its 12b-1 plan at any time, subject to Board approval. For the year ended September 30, 2007, the Fund did not accrue or pay 12b-1 related expenses.

OTHER SERVICES - Citigroup provides administration, portfolio accounting, and transfer agency services to the Fund. Certain employees of Citigroup are also officers of the Trust.

Foreside Compliance Services, LLC ("FCS"), an affiliate of the Distributor, provides a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and Anti-Money Laundering Officer as well as certain additional compliance support functions to the Fund. FCS has no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds. Certain officers or employees of FCS are also officers of the Trust. The Principal Executive Officer is an affiliate of the Distributor due to his ownership interest in the Distributor.

NOTE 4. EXPENSE REIMBURSEMENTS AND WAIVER OF FEES

Effective March 1, 2007, the Adviser voluntarily agreed to waive its fee and/or reimburse expenses to the extent that expenses exceed 0.99% of average net assets per annum. Prior to March 1, 2007, the Adviser had voluntarily agreed to waive its fees and/or reimburse Fund expenses to the extent that expenses exceeded 1.50%. These voluntary waivers may be reduced or eliminated at any time. For the year ended September 30, 2007, the Adviser waived $129,710.

NOTE 5. SECURITY TRANSACTIONS

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments for the year ended September 30, 2007, were $34,593,790 and $35,502,494 respectively.

NOTE 6. FEDERAL INCOME TAX AND INVESTMENT TRANSACTIONS

Distributions during the fiscal years ended, as noted, were characterized for tax purposes as follows:

                                          2007    2006
                                        -------- ------
                        Ordinary Income $151,820 $8,935

STEEPLEVIEW FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2007


As of September 30, 2007, distributable earnings (accumulated loss) on a tax basis were as follows:

               Undistributed Ordinary Income          $  300,319
               Undistributed Long-Term Gain            1,475,022
               Unrealized Appreciation (Depreciation)  6,952,350
                                                      ----------
               Total                                  $8,727,691
                                                      ==========

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

NOTE 7. OTHER INFORMATION

On September 30, 2007, one shareholder owned 20% of the outstanding shares of the Fund.

NOTE 8. SUBSEQUENT EVENTS

On November 15, 2007, the Forum Funds board of trustees approved management's request to change the name of the Steepleview Fund to Grisanti Brown Value Fund effective January 1, 2008. In conjunction with this proposed name change the ticker for the Fund's existing share class would change to GBVFX. Additionally, the Fund would open a new Investor share class, which will have a proposed ticker of GBVVX. A filing has been made and is pending with the Securities and Exchange Commission requesting the above changes.

                                                               STEEPLEVIEW FUND
                        REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Forum Funds and Shareholders of SteepleView Fund:

We have audited the accompanying statement of assets and liabilities of SteepleView Fund (the "Fund"), a series of Forum Funds, including the schedule of investments, as of September 30, 2007, the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for the year ended September 30, 2007 and for the period from October 21, 2005 (commencement of operations) to September 30, 2006. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2007, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of SteepleView Fund as of September 30, 2007, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for the year ended September 30, 2007 and for the period from October 21, 2005 (commencement of operations) to September 30, 2006, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP
Boston, Massachusetts
November 23, 2007

STEEPLEVIEW FUND
ADDITIONAL INFORMATION (Unaudited)
SEPTEMBER 30, 2007

INVESTMENT ADVISORY AGREEMENT APPROVAL

At the August 21, 2007 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement pertaining to the Fund (the "Advisory Agreement"). In evaluating the Advisory Agreement for the Fund, the Board reviewed materials furnished by the Adviser and Citigroup, including information regarding the Adviser, its personnel, operations and financial condition. Specifically, the Board considered, among other matters: (1) the nature, extent and quality of the services to be provided to the Fund by the Adviser, including information on the investment performance of the Adviser; (2) the costs of the services to be provided and profitability to the Adviser with respect to its relationship with the Fund; (3) the advisory fee and total expense ratio of the Fund compared to relevant peer groups of funds; (4) the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee would enable the Fund's investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Fund. In their deliberations, the Board did not identify any particular information that was all-important or controlling, and the Board attributed different weights to the various factors. In particular, the Board focused on the factors discussed below.

NATURE, EXTENT AND QUALITY OF THE SERVICES

The Board received a presentation from the Adviser and discussed the Adviser's personnel, operations and financial condition. The Board considered the scope and quality of services provided by the Fund's Adviser under the Advisory Agreement. The Board considered the quality of the investment research capabilities of the Adviser and other resources dedicated to performing services for the Fund. The quality of administrative and other services also were considered as well as any lapses in performance or compliance matters. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund. The Board then reviewed the Adviser's financial stability and concluded that the Adviser was financially able to provide investment advisory services to the Fund.

COSTS OF SERVICES AND PROFITABILITY

The Board then considered information provided by the Adviser regarding its costs of services and profitability with respect to the Fund. The Board considered the Adviser's resources devoted to the Fund as well as an assessment of costs and profitability provided by the Adviser. The Board considered that except for the management fees that the Adviser has received from the Fund, the Adviser has not realized any monetary profits from its relationship with the Fund. After discussion, the Board concluded that the level of the Adviser's profits attributable to management of the Fund was appropriate in light of the services provided by the Adviser on behalf of the Fund.

COMPENSATION

The Board also considered the Adviser's compensation for providing advisory services to the Fund and analyzed comparative information on fees and total expenses of similar mutual funds. The Board noted that the Adviser's contractual advisory fee rate was higher than the mean advisory fee than the median advisory fee for its Lipper, Inc. peer group. The Board noted that the Fund's total expense ratio was lower than the mean and median expense ratio of its Lipper, Inc. peer group. The Board reviewed the Fund's gross operating expenses and noted that before March 1, 2007, the Adviser capped its Fund's fees and expenses. As of March 1, 2007 the Adviser agreed to voluntarily waive fees and reimburse expenses for the Fund above 0.99%, and as part of this arrangement the Adviser is charging the Fund a contractually lowered management fee of 0.85%. In light of these factors, the Board concluded that the Adviser's advisory fee charged to the Fund was reasonable.

PERFORMANCE

The Adviser discussed its approach to managing the Fund. The Board considered the Fund's performance and noted that the Fund had outperformed the S&P 500 benchmark for the six month; nine month and the one-year period ended June 30, 2007. The Board noted that the Fund was ranked number 33 out of 498 for the one-year period in comparison to its peers and benchmark.

ECONOMIES OF SCALE

The Board then considered whether the Adviser would benefit from any economies of scale, noting the investment advisory fee as of March 1, 2007 of 0.85% of assets under management for the Fund. The Adviser noted that it does not have any reason to believe that it is likely in the near future to experience economies of scale in connection with its provision of services to the Fund. The Board noted that since the Adviser voluntarily reduced its management fee to 0.85% in March 2007, the Adviser does not

                                                               STEEPLEVIEW FUND
                                             ADDITIONAL INFORMATION (Unaudited)
                                                             SEPTEMBER 30, 2007

believe that the use of breakpoints would be appropriate at this time. The Board considered the size of the Fund and concluded that it would not be currently necessary to consider the implementation of fee breakpoints unless and until the time that assets under management are considerably larger.

OTHER BENEFITS

The Adviser represented that it did have soft dollar arrangements with other parties and did not receive any other benefits from its relationship with the Fund. Based on the foregoing representation, the Board concluded that other benefits received by the Adviser from its relationship with the Fund were not a material factor to consider in approving the continuation of the Advisory Agreement.

CONCLUSION

Prior to voting, the Board reviewed a memorandum from Fund Counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. The Board also discussed the proposed approval of the continuance of the Advisory Agreement. Based upon its review, the Board concluded that the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and other such matters as the Board considered relevant in the exercise of its reasonable judgment.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (866) SPL-VIEW and on the SEC's website at www.sec.gov. The Fund's proxy voting records for the period of July 1, 2006 through June 30, 2007 is available, without charge and upon request, by calling (866) SPL-VIEW and on the SEC's website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available, without charge and upon request on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

EXPENSE EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees, 12b-1 fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from April 1, 2007 through September 30, 2007.

ACTUAL EXPENSES - The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES - The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

STEEPLEVIEW FUND
ADDITIONAL INFORMATION (Unaudited)
SEPTEMBER 30, 2007


Please note that expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                      BEGINNING         ENDING
                    ACCOUNT VALUE   ACCOUNT VALUE    EXPENSES PAID   ANNUALIZED
                    APRIL 1, 2007 SEPTEMBER 30, 2007 DURING PERIOD* EXPENSE RATIO
                    ------------- ------------------ -------------- -------------
Actual Return         $1,000.00       $1,041.66          $5.07          0.99%
Hypothetical Return   $1,000.00       $1,020.10          $5.01          0.99%

* Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 to reflect the half-year period.

FEDERAL TAX STATUS OF DIVIDENDS DECLARED DURING THE TAX YEAR

INCOME DIVIDENDS - The Fund designates 100% of its income dividend distributed as qualifying for the corporate dividends-received deduction (DRD) and 100% for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code. The Fund also designates 70.45% as qualifying interest income exempt from U.S. tax for foreign shareholders (QII).

TRUSTEES AND OFFICERS OF THE TRUST - The Board is responsible for oversight of the management of the Trust's business affairs and of the exercise of all the Trust's powers except those reserved for shareholders. The following tables give information about each Board member and certain officers of the Trust. The fund complex includes the Trust and Monarch Funds, another investment company (collectively, the "Fund Complex"), as related companies for purposes of investment and investor services. The Trustees and officers listed below also serve in the capacities noted below for Monarch Funds with the exception of Mr. Collier and Ms. Bakke who do not serve as officers of Monarch Funds.
Mr. Keffer is considered an Interested Trustee due to his affiliation with a Trust adviser and the Distributor within the past two years. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Two Portland Square, Portland, ME 04101, unless otherwise indicated. Each Trustee oversees thirty-one portfolios in the Fund Complex. Each Independent Trustee is also an Independent Trustee of Monarch Funds, a registered investment company within the Fund Complex. Mr. Keffer is also an Interested Trustee/Director of Wintergreen Fund, Inc. and Monarch Funds. The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (866) SPL-VIEW.

                       POSITION      LENGTH                               PRINCIPAL
       NAME            WITH THE      OF TIME                            OCCUPATION(S)
 AND YEAR OF BIRTH      TRUST        SERVED                          DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES

J. Michael Parish    Chairman of   Trustee     Retired; Partner, Wolf, Block, Schorr and Solis-Cohen, LLP (law
Born: 1943           the Board;    since 1989  firm) 2002-2003; Partner, Thelen Reid & Priest LLP (law firm)
                     Trustee;      (Chairman   1995-2002.
                     Chairman,     since 2004)
                     Compliance
                     Committee,
                     Nominating
                     Committee
                     and Qualified
                     Legal
                     Compliance
                     Committee
--------------------------------------------------------------------------------------------------------------

Costas Azariadis     Trustee;      Since 1989  Professor of Economics, Washington University (effective 2006);
Born: 1943           Chairman,                 Professor of Economics, University of California-Los Angeles
                     Valuation                 1992-2006.
                     Committee
--------------------------------------------------------------------------------------------------------------

James C. Cheng       Trustee;      Since 1989  President, Technology Marketing Associates (marketing company
Born: 1942           Chairman,                 for small- and medium-sized businesses in New England).
                     Audit
                     Committee

                                                               STEEPLEVIEW FUND
                                             ADDITIONAL INFORMATION (Unaudited)
                                                             SEPTEMBER 30, 2007

                       POSITION       LENGTH                                  PRINCIPAL
       NAME            WITH THE       OF TIME                               OCCUPATION(S)
 AND YEAR OF BIRTH      TRUST         SERVED                             DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEE

John Y. Keffer      Trustee;       Since 1989    President, Forum Foundation (a charitable organization) since
Born: 1942          Chairman,                    2005; President, Forum Trust, LLC (a non-depository trust
                    Contracts                    company) since 1997; President, Citigroup Fund Services, LLC
                    Committee                    (Citigroup) 2003 - 2005; President, Forum Financial Group, LLC
                                                 ("Forum") (a fund services company acquired by Citibank, N.A.
                                                 1999-2003).
--------------------------------------------------------------------------------------------------------------------

OFFICERS

Simon D. Collier    President;     Since 2005    President, Foreside Financial Group, since April 2005; President,
Born: 1961          Principal                    Foreside Services, Inc. (a staffing services firm) since December
                    Executive                    2006; President, Foreside Compliance Services, LLC, since October
                    Officer                      2005; President, Foreside Management Services, LLC, since
                                                 December 2006; Chief Operating Officer and Managing Director,
                                                 Global Fund Services, Citigroup 2003-2005; Managing Director,
                                                 Global Securities Services for Investors, Citibank, N.A. 1999-2003.
--------------------------------------------------------------------------------------------------------------------

Trudance L.C. Bakke Treasurer;     Since 2005    Director, Foreside Compliance Service, LLC since 2006; Product
Born: 1971          Principal      (Principal    Manager, Citigroup 2003-2006; Senior Manager of Corporate
                    Financial      Financial     Finance, Forum 1999-2003.
                    Officer        Officer since
                                   August 2006)
--------------------------------------------------------------------------------------------------------------------

Beth P. Hanson      Vice           Since 2003    Relationship Manager, Citigroup since 2003; Relationship Manager,
Born: 1966          President;                   Forum 1999-2003.
                    Assistant
                    Secretary
--------------------------------------------------------------------------------------------------------------------

Scott M. Hagwood    Vice President Since 2007    Director and Relationship Manager, Citigroup since 2007;
Born: 1968                                       Relationship Manager, SEI Investment 1999-2006.
--------------------------------------------------------------------------------------------------------------------

Brian Eng           Secretary      Since 2007    Vice President and Counsel, Citigroup since 2007; Associate,
Born: 1972                                       Goodwin Proctor LLP 2005-2007; Law Clerk, Goodwin Proctor
                                                 LLP 2003-2005; Vice President and Portfolio Strategist, Dion
                                                 Money Management 2001-2002.

[LOGO]
STEEPLE VIEW FUND

INVESTMENT ADVISER
Grisanti Brown & Partners LLC
45 Rockefeller Plaza, Suite 1709
New York, NY 10111

TRANSFER AGENT
Citigroup Fund Services, LLC
P.O. Box 182218
Columbus, OH 43218-2218

DISTRIBUTOR
Foreside Fund Services, LLC
Two Portland Square, 1/st/ Floor
Portland, ME 04101
www.foresides.com

   This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management and other information.

                            WWW.STEEPLEVIEWFUND.COM

                                  114-AR-0907

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, Forum Funds has adopted a code of ethics, which applies to its Principal Executive Officer and Principal Financial Officer. A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees determined that no member of the Audit Committee is an "audit committee financial expert" as that term is defined under applicable regulatory guidelines.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees - The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $16,000 in 2006 and $19,000 in 2007.

(b) Audit-Related Fees - The aggregate fees billed in the Reporting Periods for assurance and related services rendered by the principal accountant that were reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2006 and $0 in 2007.

(c) Tax Fees - The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning were $2,300 in 2006 and $3,850 in 2007. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) Other Fees - The aggregate fees billed in the Reporting Periods for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item, were $1,000 in 2006 and $1,000 in 2007. These services consisted of security count fees and overrun billing.

(e) (1) The Audit Committee reviews and approves in advance all audit and "permissible non-audit services" (as that term is defined by the rules and regulations of the Securities and Exchange Commission) to be rendered to a series of the Registrant (each a "Series"). In addition, the Audit Committee reviews and approves in advance all "permissible non-audit services" to be provided to an investment adviser of a Series or an affiliate of the investment adviser, by the Series' principal accountant if the engagement relates directly to the operations and financial reporting of the Series. The Audit Committee considers whether fees paid by a Series' investment adviser or affiliate thereof to the Series' principal accountant for audit and permissible non-audit services are consistent with the principal accountant's independence.

(e) (2) 0%

(f) Not applicable

(g) The aggregate non-audit fees billed by the principal accountant for services rendered to the registrant for the Reporting Periods were $1,300 in 2006 and $4,850 in 2007. There were no fees billed in each of the Reporting Periods for non-audit services rendered by the principal accountant to the series' investment adviser.

(h) If the Series' investment adviser engages the Registrant's principal accountant for non-audit services and the engagement relates directly to the operations and financial reporting of the Registrant, the Audit Committee considers such engagement in evaluating the independence of the Registrant's principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included as part of report to shareholders under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The registrant does not accept nominees to the board of directors from shareholders.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant's Principal Executive Officer and Principal Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics (Exhibit filed herewith).

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Investment Company Act of 1940 as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

(a)(3) Not applicable

(b) Certifications pursuant to Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Forum Funds

By   /s/ Simon D. Collier
     -------------------------------
     Simon D. Collier, Principal
     Executive Officer

Date 11/27/2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By   /s/ Simon D. Collier
     -------------------------------
     Simon D. Collier, Principal
     Executive Officer

Date 11/27/2007

By   /s/ Trudance L.C. Bakke
     -------------------------------
     Trudance L.C. Bakke, Principal
     Financial Officer

Date 11/27/2007